SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2004

Province Healthcare Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23639	62-1710772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Westwood Place Suite 400 Brentwood, Tennessee (Address of Principal Executive Offices)		37027 (Zip Code)

(615) 370-1377
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
INDEX TO EXHIBITS
Ex-99 Press Release

Item 7.	Financial Statements and Exhibits.

      (c)     Exhibits.

99	Copy of the press release, dated February 18, 2004, of Province Healthcare Company announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003.

Item 12.	Results of Operations and Financial Condition.

Province Healthcare Company (the “Company”) issued a press release on February 18, 2004, announcing that the Company reported its financial results for the fourth quarter and the fiscal year ended December 31, 2003. The Company has furnished a copy of the press release as an exhibit to this Report.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY

	By:	/s/ Roberto G. Pantoja Roberto G. Pantoja Vice President and Controller

Date: February 18, 2004

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

99	Copy of the press release, dated February 18, 2004, announcing financial results for the fourth quarter and the fiscal year ended December 31, 2003.